EXHIBIT 24 -- FORM 10-K, LIMITED POWER OF ATTORNEY
--------------------------------------------------------------------------------
KNOW ALL MEN BY THESE PRESENTS that the undersigned directors and officers of First Merchants Corporation, an Indiana corporation, hereby constitute and appoint James L. Thrash, the true and lawful agent and attorney-in-fact of the undersigned with full power and authority in said agent and attorney-in-fact to sign for the undersigned and in their respective names as directors and officers of the Corporation the Form 10-K of the Corporation to be filed with the Securities and Exchange Commission, Washington, D.C., under the Securities Exchange Act of 1934, as amended, and to sign any amendment to such Form 10-K, hereby ratifying and confirming all acts taken by such agent and attorney-in-fact, as herein authorized.


Dated: February 9, 1999

     /s/  Stefan S. Anderson                /s/  Stefan S. Anderson
--------------------------------------   ---------------------------------------
          Stefan S. Anderson   Officer           Stefan S. Anderson     Director


     /s/  James L. Thrash                   /s/  Frank A. Bracken
--------------------------------------   ---------------------------------------
          James L. Thrash                        Frank A. Bracken       Director


                                            /s/  Thomas B. Clark
                                         ---------------------------------------
                                                 Thomas B. Clark        Director


                                            /s/  Michael L. Cox
                                         ---------------------------------------
                                                 Michael L. Cox         Director


                                            /s/  David A. Galliher
                                         ---------------------------------------
                                                 David A. Galliher      Director


                                            /s/  Norman M. Johnson
                                         ---------------------------------------
                                                 Norman M. Johnson      Director


                                            /s/  Ted J. Montgomery
                                         ---------------------------------------
                                                 Ted J. Montgomery      Director


                                            /s/  George A. Sissel
                                         ---------------------------------------
                                                 George A. Sissel       Director


                                            /s/  Robert M. Smitson
                                         ---------------------------------------
                                                 Robert M. Smitson      Director


                                            /s/  Michael D. Wickersham
                                         ---------------------------------------
                                                 Michael D. Wickersham  Director


                                            /s/  Dr. John E. Worthen
                                         ---------------------------------------
                                                 Dr. John E. Worthen    Director